UNIT PURCHASE AGREEMENT

This unit purchase agreement is dated the date stated on the signature page and is between Sheffield Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the subscriber identified on the signature page (the “Subscriber”).

The Company has retained Accredited Equities, Inc. (the “Placement Agent”) to act as placement agent, on a “best efforts” basis, in a private offering of units (the “Offering”), each unit (a “Unit”) consisting of 148,525 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) and a warrant to purchase 74,263 shares of common stock.

The Subscriber desires to purchase one or more Units.

On October 31, 2006, Pipex Therapeutics Inc. consummated a merger with a wholly-owed subsidiary of the Company (“Pipex” that merger, the “Merger”).

The parties therefore agree as follows:

I	SUBSCRIPTION FOR UNIT BY SUBSCRIBER

1.1        Subject to the terms of this agreement, the Subscriber hereby purchases from the Company, and the Company hereby sells to the Subscriber, Units consisting in the aggregate of the number of shares of Common Stock stated on the signature page of this agreement (the “Shares”) and a warrant exercisable for the number of shares of Common Stock stated on the signature page of this agreement (the “Warrant” any shares issuable on exercise of the Warrant, the “Warrant Shares”). The purchase price of the Units is payable by personal or business check, wire transfer of immediately available funds, or money order, in each case payable to “Pipex Therapeutics, Inc.” contemporaneously with the execution and delivery of this agreement by the Subscriber. The Company shall deliver to the Subscriber the Shares and the warrant certificate in the form of Exhibit 1 representing the Warrant no later than ten business days after effectiveness of the Merger. The Subscriber acknowledges that there is no minimum offering amount, so the Company may accept subscriptions and conduct closings on any amount.

I.	REPRESENTATIONS BY THE SUBSCRIBER

The Subscriber represents to the Company as follows:

1.2        The Subscriber recognizes that purchase of one or more Units involves a high degree of risk. The risks involved are described in detail in the Company’s filings on Form 8K, 10QSB, and 10KSB (the “Filings”).

1.3        The Subscriber is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in one or more Units.

1.4        The Subscriber has prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the National Association of Securities Dealers’ (the “NASD”) automated quotation system. The Subscriber recognizes the highly speculative nature of this investment. The Subscriber is able to bear the economic risk of complete loss of the Subscriber’s investment in a Unit.

1.5        The Subscriber has received and carefully reviewed the Filings, and any other publicly available documents, including without limitation the section entitled “Risk Factors,” and this agreement, and the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company that the Subscriber has requested or desired to know and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering.

1.6        (a)        The Subscriber has relied solely upon the information provided by the Company in the Filings and in this agreement in making the decision to invest in one or more Units. To the extent necessary, the Subscriber has retained, at its own expense, and relied on professional advice regarding the investment, tax and legal merits and consequences of this agreement and its purchase of one or more Units. The Subscriber acknowledges that (i) the Company has prepared the Filings and that no other person, including without limitation the Placement Agent, has supplied any information for inclusion in the Filings other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Filings relating to the Placement Agent, (ii) the Placement Agent has no responsibility for the accuracy or completeness of the Filings and (iii) the Subscriber has not relied upon the independent investigation or verification, if any, that may have been undertaken by the Placement Agent.

(b)        The Subscriber was contacted regarding the sale of one or more Units by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship, and the one or more Units were not offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7        The Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.8        The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority, and that issuance of the Securities is intended to be exempt from the registration requirements of the Securities Act in accordance with Regulation D promulgated under the Securities Act.

1.9        The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention. In this connection, the Subscriber is purchasing one or more Units for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, was not formed for the purpose of purchasing one or more Units.

1.10      The Subscriber understands that there is no public market for the Securities and that no market may develop for the Securities. The Subscriber understands that even if a public market develops for the Securities, Rule 144 promulgated under the Securities Act requires for non-affiliates, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber acknowledges that the Company is under no obligation to register any Securities under the Securities Act or any state securities or “blue sky” laws other than as set forth in Article V.

1.11      The Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Securities that those Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

1.12      The Subscriber understands that the Company will review this agreement and is hereby given authority by the Subscriber to call the Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company (with the consent of the Placement Agent) and the Placement Agent, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription and to close the Offering to the Subscriber at any time.

1.13      The address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence (if Subscriber is an individual) or its principal business address (if it is a corporation or other entity).

1.14      The Subscriber has legal capacity (if an individual) or full power and authority (if a corporation or other entity) to execute and deliver this agreement and to purchase one or more Units. This agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

1.15      If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is qualified to become an investor in the Company and the person signing this agreement on behalf of that entity has been duly authorized by such entity to do so.

1.16      The Subscriber acknowledges that if the Subscriber is a Registered Representative of an NASD member firm, the Subscriber must give that firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by that firm in Section 7.4 below.

1.17      The Subscriber acknowledges that at such time, if ever, as any Securities are registered, sales of those Securities will be subject to state securities laws, including those of the State of New Jersey, which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

1.19      The Subscriber acknowledges that the Placement Agent is an affiliate of the Company; that the Company and the Placement Agent have entered into a Placement Agent Agreement under which the Placement Agent will introduce to the Company accredited investors; that in consideration for such services, the Company will pay the Placement Agent a placement fee equal to 7.5% of the gross proceeds of Units sold to investors in the Offering and will issue to the Placement Agent a warrant to purchase a number of shares of Common Stock equal to 10% of the number of Units issued in the Offering; that we will reimburse for reasonable expenses; that Steve H. Kanzer, the Company’s Chairman and Chief Executive Officer is the sole stockholder and Chairman and CEO of the Placement Agent; that Nicholas

Stergis, the Company’s interim Chief Operating Officer and director, is a managing director of the Placement Agent; and that Dr. A. Joseph Rudick, the Company’s Chief Medical Officer and a director of the Company, is a registered representative of Placement Agent.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company represents to the Subscriber as follows:

2.1        Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Filings.

2.2        Capitalization and Voting Rights. The Company is currently authorized to issue 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share, all of which shares of preferred stock have been not been designated. There are currently issued and outstanding 37,737,717 shares of Common Stock. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. There are 4,915,332 options to purchase common stock outstanding and 6,893,737 warrants to purchase common stock outstanding. The Warrant Shares, when issued in accordance with the Warrant, will be validly issued, fully paid and nonassessable. The Company shall at all times have authorized and reserved for issuance a sufficient number of shares of Common Stock to issue upon exercise of the Warrant. Except as set forth in the Filings, there are no agreements to issue, or outstanding securities convertible into or exercisable for, shares of capital stock of the Company, and no person or entity is entitled to preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Filings, in this agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”) or bylaws or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3        Authorization; Enforceability. The Company has all corporate power and authority to enter into this agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, and delivery of this agreement by the Company and performance by the Company of its obligations thereunder and the authorization, sale, issuance and delivery of one or more Units has been taken. This agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of one or more Units as contemplated by this agreement, those Units will be validly issued, fully paid and nonassessable. Upon the issuance and delivery of the Warrant Shares in accordance with the terms of the Warrant, the Warrant Shares will be validly issued, fully paid and nonassessable.

2.4        Terms of Common Stock. The Common Stock has the rights as set forth in the Certificate of Incorporation.

2.5	No Conflict; Governmental Consents.

(a)        The execution and delivery by the Company of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the

Company is bound, or of any provision of the Certificate of Incorporation or the bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b)        No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this agreement or with the authorization, issue and sale of one or more Units, except such filings as may be required to be made with the State of Delaware, the SEC, the NASD and the NASDAQ and with any state or foreign blue sky or securities regulatory authority.

2.6        Licenses. Except as otherwise set forth in the Filings, to the Company’s knowledge, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

2.7        Litigation. Except as set forth in the Filings, the Company knows of no pending or threatened legal or governmental proceedings against the Company that could materially adversely affect the business, property, financial condition or operations of the Company.

2.8        Filings; Disclosure. To the Company’s knowledge, the information set forth in the Filings contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.9        Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

III.	TERMS OF SUBSCRIPTION

3.1        The Units are being offered on a “best efforts” basis. There is no minimum offering amount and there is a maximum offering amount of up to $8,000,000 of Units. The Offering will terminate at 11:59 p.m. New York City time on November 25, 2006, or unless the Company terminates the Offering earlier.

3.2        The Subscriber hereby authorizes and directs the Company to deliver one or more Units to be issued to the Subscriber pursuant to this agreement directly to the Subscriber’s account, if any, maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto.

3.4        The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

3.5        Common Stock Anti-Dilution Rights.    The Subscriber shall have the following rights with respect to any sales or other issuances of any securities of the Company on or after the date of this Agreement (hereinafter referred to as “New Issue Securities”).

(a) Adjustment of Subscribers Price.        If the Company issues or sells any New Issue Securities for a consideration per share of less than sixty-six cents ($0.66), then and in each case the price per share of Common Stock received by the Subscriber in respect of each Unit purchased hereunder (hereinafter referred to as the “Per Unit Purchase Price”) shall be reduced, as of the close of business on the date of such issue or sale, to the price per share paid for such New Issue Securities.

(b) Notices.         Immediately upon any adjustment of the Per Unit Purchase Price, the Company shall give written notice thereof to the Subscribers (i) setting forth in reasonable detail and certifying the calculation of such adjustment and (ii) fixing a date for the delivery (the “Delivery Date”) to the Subscribers of the number of additional shares of Common Stock calculated in accordance with Section 3.5(c) below (the “Additional Shares”).

(c) Delivery of Shares.

(i) Calculation of Number of Additional Shares.   In the event of an adjustment to the applicable Per Unit Purchase Price, the Company shall issue to each Subscribers on the Delivery Date, that number of Additional Shares equal to (i) the number of Shares then held by such Subscriber multiplied by a fraction, the numerator of which is the Per Unit Purchase Price immediately preceding the issuance of New Issue Securities and the denominator of which is the Per Unit Purchase Price of the New Issue Securities, minus (ii) the number of Shares held by the Investor immediately preceding the issuance of the New Issue Securities.

(ii) Delivery of Additional Shares.          On the Delivery Date, the Company shall cause to be delivered to each Subscriber a certificate or certificates for the appropriate number of Additional Shares. The Company, however, will not be obligated to deliver Additional Shares to a Common Holder if (i) the Investor elects not to take delivery of such Additional Shares or (ii) the total number of shares of Common Stock then beneficially owned by such Investors and their affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, would exceed 9.999% of the total number of issued and outstanding shares of Common Stock or (iii) at any time the Board shall determine in its discretion (based on a written opinion of counsel (a copy of which must be provided to the Investors)) that the issuance and sale of the Additional Shares to the Investors would cause the Company to violate any provision of the Securities Act, the securities laws of any state or any other law; provided, however, that in each such case the Company will issue to each Investor Common Stock purchase warrants to purchase the appropriate number of Additional Shares at an exercise price of $0.01 per share for a period of five years from the date of issuance.

(d)        Exclusion.         The provisions of Section 3.5 hereof shall not apply (i) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer, director or consultant for services provided to the Company or any of its subsidiaries, or pursuant to the exercise of any securities of the Company issued thereunder; (iii) upon conversion of any options, warrants or other rights to acquire shares of Common Stock that are outstanding on the day immediately preceding the Closing, provided, however, that the terms of such options, warrants or rights are not amended, modified or changed on or after the Closing; or (iv) in connection with shares of Common Stock issued as consideration for the acquisition of another company, which acquisition has been approved by the Board of Directors of the Company. In addition, each Subscribers’ rights under this Article 3.5 shall terminate on the earlier to occur of (i) the two year anniversary of the Closing and (ii) the Common Stock of the Company trades for any 20 out of 30 consecutive trading days periods at or above 225% of the Offering

Price while a registration statement has been declared effective, or (iii) the date that the FDA approves the New Drug Application for COPREXATM.

IV.	REGISTRATION STATEMENT

4.1	[Intentionally omitted.]

V.	REGISTRATION RIGHTS

5.1	As used in this agreement, the following terms have the following meanings:

(a)        The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof.

(b)        The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(c)        The term “Registrable Securities” means (i) the Shares, (ii) the Warrant Shares, (iii) the shares of Common Stock issuable on exercise of the Placement Warrants and (iv) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in replacement of the shares of Common Stock referenced in clauses (i), (ii), and (iii) of this Section 5.1(c); provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.10.

5.2        Filing of Registration Statement. Except as set forth in this agreement, the Company shall, as soon as practicable but no later than December 14, 2006, prepare and file a registration statement under the Securities Act to permit resale of the Registrable Securities and will use reasonable efforts to have the registration statement declared effective and will maintain the effectiveness of the registration statement until the second anniversary of effectiveness of the Merger, subject to certain exceptions described herein. If the Company is unable to obtain an effective registration statement within 150 days from filing of the registration statement, the Company shall pay the Subscriber a monthly penalty equal to 2% of the subscription price for the Subscriber’s Units.

5.3        Obligations of the Company. Whenever required under this Article V to include Registrable Securities in a registration statement, the Company shall, as expeditiously as reasonably possible:

(a)        Use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 120-day period shall be extended for a period of time equal to the period that the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities of the Company), and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii)

reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the registration statement.

(b)        Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)        Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)        Use its reasonable efforts to register and qualify the securities covered by that registration statement under such other federal or state securities laws of such jurisdictions as the Holders reasonably request; provided, however, that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e)        In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)         Notify each Holder of Registrable Securities covered by that registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)        Cause all Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

(h)        Provide a transfer agent and registrar and CUSIP number for all Registrable Securities registered hereunder, in each case not later than the effective date of such registration.

5.4        Furnish Information.      It is a condition to the obligation of the Company to take any action pursuant to this Article V with respect to the Registrable Securities of any selling Holder that the Holder furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of those securities the Company reasonably requires to effect the registration of that Holder’s Registrable Securities.

5.5        Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 5.2 and Section 5.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders, other than the cost of one special legal counsel to all of the selling Holders in connection with each registration under Section 5.2. Such special legal counsel shall be selected by the Holders of a majority of Registrable Securities to be included in such registration, subject to the consent of the Company, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, each Holder shall pay all registration expenses that such Holder is required to pay under applicable law.

5.6        Underwriting Requirements. (a) In connection with any registration under Section 5.2 involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 5.2 to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of Registrable Securities requested by stockholders to be included in such registration under Section 5.2 exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder”, and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate number of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder”, as defined in this sentence.

5.7        Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article V.

5.8        Indemnification. In the event that any Registrable Securities are included in a registration statement under this Article V:

(a)        To the extent permitted by law, the Company shall indemnify each Holder, any underwriter (as defined in the Securities Act) for that Holder and each person, if any, who controls that Holder or underwriter (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, or liabilities (joint or several) to which they become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company shall pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b)        To the extent permitted by law, each selling Holder shall indemnify the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 5.8(b) exceed the gross proceeds from the offering received by such Holder.

(c)        Promptly after receipt by an indemnified party under this Section 5.8 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.8.

(d)        If the indemnification provided for in this Section 5.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)        Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)         The obligations of the Company and Holders under this Section 5.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article V, and otherwise.

5.9        Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)        make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the registration statement filed in connection with an IPO by the Company;

(b)        file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)        furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

5.10      The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article V may be assigned in full or in part by a Holder in connection with a transfer by such Holder of any of its Registrable Securities if: (a) such Holder gives prior written notice to the Company; and (b) such transferee agrees to comply with the terms and provisions of this agreement, and such transfer is otherwise in compliance with this agreement; provided, however, that such transfer may otherwise be effected in accordance with applicable securities laws. Except as specifically permitted by this Section 5.10, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

5.11      Termination of Registration Rights.        In addition, the right of any Holder to request inclusion in any registration pursuant to Section 5.3 shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144(k); provided, however, that the provisions of this Section 5.11 shall not apply to any Holder who owns more than three percent (3%) of the Company’s outstanding stock until such time as such Holder owns less than three percent (3%) of the outstanding stock of the Company.

5.12      Merger. The Company has caused the Sheffield to assume the Company’s obligations under this Article V.

VI.	MISCELLANEOUS

6.1        Every notice or other communication required or contemplated by this agreement must be in writing and sent by one of the following methods: (a) personal delivery, in which case delivery will be deemed to occur the day of delivery; or (b) certified or registered mail, postage prepaid, return receipt requested, in which case delivery will be deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to, or rejected by, the intended recipient. In each case, a notice or other communication sent to the Company must be directed to Pipex Therapeutics, Inc. 3985 Research Park Drive, Ann Arbor, MI 48108, Attn: Steve H. Kanzer, and to the Subscriber at the Subscriber’s address indicated on the signature page of this agreement.

6.2        Except as otherwise provided herein, this agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3        Subject to the provisions of Section 5.10 and 6.13, this agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements (other than agreements, if any, which refer explicitly to this Section 6.3 of this agreement) and understandings of any and every nature among them.

6.4        Upon the execution and delivery of this agreement by the Subscriber, this agreement shall become a binding obligation of the Subscriber with respect to the purchase of Unit as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5        The laws of the State of New York, without giving effect to principles of conflict of laws, govern all matters arising under this agreement, including without limitation all tort claims. In the event that a judicial proceeding is necessary, the sole forum for resolving disputes arising out of or relating to this agreement is the Supreme Court of the State of New York in and for the County of New York or the federal courts therefor and all related appellate courts, and the parties hereby irrevocably consent to the jurisdiction of those courts and agree to that venue.

6.6        In order to discourage frivolous claims the parties agree that in the event of any litigation between them relating to this agreement, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party the prevailing party’s reasonable legal costs and expenses in connection with such litigation, and the parties agree to request that the court in any such litigation determine the prevailing party for such purpose.

6.7        The holding of any provision of this agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this agreement, which shall remain in full force and effect. If any provision of this agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.8        It is agreed that a waiver by either party of a breach of any provision of this agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.9        The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this agreement.

6.10      This agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.11      The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in any registration statement filed pursuant to Article V in which the Subscriber’s Warrant Shares are included.

6.12      Each Subscriber severally represents that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber.

6.13      Nothing in this agreement shall create or be deemed to create any rights in any person or entity not a party to this agreement, except (a) for the holders of Registrable Securities and (b) for the Placement Agent pursuant to Sections 1.6(a) and 6.12(b) hereof.

6.14      Privacy Policy: The following describes how the Company and the Placement Agent will handle personal information contained in this agreement and what steps we take to protect investors’ privacy. Neither the Placement Agent nor the Company use investors’ personal information for marketing purposes.

(a)        Access to personal information is authorized for the Placement Agent and the Company’s business purposes only. The Company and the Placement Agent each require its employees who have access to customer information to protect it and keep it confidential.

(b)        The Company and Placement Agent each collect any personal information about investors to help them comply with their legal and regulatory obligations.

(c)        The Company and the Placement Agent each continue to assess new technology to evaluate its ability to provide additional protection of investors’ personal information. The Company and the Placement Agent safeguard this information in accordance with federal standards and established security standards and procedures. The measures we take in this regard include implementation of physical, electronic and procedural safeguards.

(d)        In the course of conducting business, we may disclose some or all of the previously described information about investors to our officers, directors or affiliates of the Placement Agent and the Company as allowed by law, for the following purposes: (i) providing customer service or account maintenance; (ii) in response to a subpoena, to prevent fraud, or to comply with an inquiry by a government agency or regulator, and (ii) to perform services for us or on our behalf to develop or maintain software.

6.15      Any controversy between Subscriber and the Company arising out of this agreement shall be submitted to arbitration conducted before the National Association of Securities Dealers, Inc; and in accordance by service upon the other party of written demand for arbitration or a written notice of intention to arbitrate. No person shall bring punitive or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a punitive class action, until (1) the class certification is denied; (2) the class action is decertified; or (3) the customer is excluded from the action by the courts. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein. This agreement contains a predispute arbitration clause. By signing an arbitration agreement the parties agree as follows:

(A) All parties to this agreement are giving up the right to sue each other in court, including the right to a trial by jury, except as provided by the rules of the arbitration forum in which a claim is filed.

(B) Arbitration awards are generally final and binding; a party's ability to have a court reverse or modify an arbitration award is very limited.

(C) The ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings.

(D) The arbitrators do not have to explain the reason(s) for their award.

(E) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(F) The rules of some arbitration forums may impose time limits for bringing a claim in arbitration. In some cases, a claim that is ineligible for arbitration may be brought in court.

(G) The rules of the arbitration forum in which the claim is filed, and any amendments thereto, shall be incorporated into this agreement.

VII	CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1        The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___

The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D ___

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

____________________________ ______________________________ (describe entity)

Category E ___

The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

____________________________

____________________________

(describe entity)

Category F ___

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring one or more Units and with total assets in excess of $5,000,000.

_____________________________

_____________________________

(describe entity)

Category G ___

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring one or more Units, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ___

The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this agreement.

_____________________________

____________________________

(describe entity)

Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this agreement shall cease to be true, accurate and complete.

7.2	SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

_______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(c) For all Subscribers, please list types of prior investments:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(d) For all Subscribers, please state whether you have you participated in other private placements before:

YES_______	NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biotechnology Companies
Frequently	___________	___________	___________
Occasionally	___________	___________	___________
Never	___________	___________	___________

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______	NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______	NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______	NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______	NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______	NO_______

7.3	MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship

(both parties must sign)

(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

*If one or more Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4	NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________	No __________

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________

Name of NASD Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

7.5        The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.

PRINCIPAL AMOUNT OF THE UNIT PURCHASED: __________.

________________________	________________________
Signature	Signature (if purchasing jointly)

________________________	________________________
Name Typed or Printed	Name Typed or Printed

________________________	________________________
Entity Name	Entity Name

________________________	________________________
Address	Address

________________________	________________________
City, State and Zip Code	City, State and Zip Code

________________________	________________________
Telephone-Business	Telephone--Business

________________________	________________________
Telephone-Residence	Telephone--Residence

________________________	________________________
Facsimile-Business	Facsimile--Business

________________________	________________________
Facsimile-Residence	Facsimile--Residence

________________________	________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:          ________________________

(The one or more Units will be delivered to you at the address provided above.)

Dated: , 2006

This agreement is agreed to and accepted as of _______________________, 2006.

SHEFFIELD PHARMACEUTICALS, INC.

By:
Steve H. Kanzer
Chairman and Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an entity)

I, ______________________________, am the ___________________________ of

_______________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute the unit purchase agreement on behalf of the Entity and that the Entity is empowered and duly authorized to carry out the terms of the unit purchase agreement and to purchase one or more Units, and certify further that the unit purchase agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity subject to any qualifications set forth in the unit purchase agreement.

This certificate is being signed on _________________, 2006.

__________________________________

(Signature)